UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 2, 2014

UNITED DEVELOPMENT FUNDING IV
(Exact name of registrant as specified in its charter)

Maryland	000-54383	26-2775282
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1301 Municipal Way
Suite 100
Grapevine, Texas	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (214) 370-8960

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Background and Restatement Determination

United Development Funding IV (the “Company,” “our,” or “we”) in consultation with our outside advisors, including Whitley Penn LLP, our independent registered public accounting firm, commenced an evaluation of our accounting policy related to the application of generally accepted accounting principles (“GAAP”) to our historical loan origination costs. Our evaluation of our historical accounting for Acquisition and Origination Fees described in this Current Report on Form 8-K arose in connection with responding to comments on our historical filings from the staff of the Securities and Exchange Commission (the “SEC”) relating to the accounting for our loan origination costs under Financial Accounting Standards Board Accounting Standards Codification (ASC) Subtopic 310-20, Nonrefundable Fees and Other Costs (“ASC 310-20”).

We incur acquisition and origination fees, payable to UMTH Land Development, L.P. (“UMTH LD”), our asset manager, equal to 3% of the net amount available for investment in secured loans and other real estate assets (“Acquisition and Origination Fees”). From the year ended December 31, 2009 through the quarter ended September 30, 2013, we capitalized Acquisition and Origination Fees incurred and amortized such fees into expense on a straight-line basis over our expected economic life. GAAP guidance in ASC 310-20 requires direct loan origination costs, including the portion of total compensation paid to employees engaged in direct loan origination activities, to be capitalized and amortized into expense over the life of the related loan provided that records are available in sufficient detail to reliably determine the amount of qualifying direct loan origination costs incurred. In our case, employees of UMTH LD performed loan origination activities in consideration for our payment of Acquisition and Origination Fees. However, UMTH LD did not maintain, and we did not require them to maintain, contemporaneous, sufficiently detailed time records on a loan by loan basis for all years that would provide evidence of the amount of time allocable to direct loan origination activities and thus the amount of Acquisition and Origination Fees allowable for deferral under ASC 310-20.

Our evaluation is now substantially complete. On April 2, 2014, our Board of Trustees, upon the recommendation of its Audit Committee (the “Audit Committee”) and after discussions with management, Whitley Penn LLP and other outside advisors, concluded that our historical application of ASC 310-20 as related to Acquisition and Origination Fees was an error and loan origination costs should be expensed in the period in which incurred. Therefore, our previously issued (i) consolidated financial statements included in our Annual Reports on Form 10-K for the years ended December 31, 2009, 2010, 2011 and 2012, and (ii) interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 2010 through September 30, 2013 need to be restated (the “Restatement”). In this Current Report on Form 8-K, the years and interim periods included in the Restatement are collectively referred to as the “Restatement Period.”

In light of the Restatement, (i) our previously issued consolidated financial statements for the Restatement Period, (ii) the corresponding audit opinions (and interim reviews) of Whitley Penn LLP on the consolidated financial statements for the Restatement Period and (iii) management’s assessment of internal control over financial reporting included or described in our previously filed quarterly and annual reports for the Restatement Period, should no longer be relied upon.

Anticipated Impact of the Restatement

The following line items in our consolidated financial statements included in the Restatement Period are expected to be impacted by the Restatement: Loan participation interest – related parties, net; Notes receivable, net; Notes receivable – related parties, net; Total assets; Accumulated deficit; Total liabilities and shareholders’ equity; General and administrative – related parties; Total noninterest expense; Net income/(loss); Net income/(loss) per weighted average share outstanding; Cash flows provided by (used in) operating activities; and Cash flows used in investing activities.

We do not expect the Restatement will impact cash, modified funds from operations (“MFFO”), REIT taxable income or shareholder distributions.

Set forth below is the cumulative anticipated impact of the Restatement on our previously issued consolidated financial statements for the Restatement Period:

	2012			2011			2010			2009
	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated

Consolidated Balance Sheets
Loan participation interest - related parties, net	$29,744,000	$(350,000)	$29,394,000	$23,036,000	$(280,000)	$22,756,000	$6,190,000	$(398,000)	$5,792,000	$1,381,000	$(40,000)	$1,341,000
Notes receivable, net	246,450,000	(6,478,000)	239,972,000	109,071,000	(3,163,000)	105,908,000	53,801,000	(1,477,000)	52,324,000	-	-	-
Notes receivable - related parties, net	29,350,000	(1,564,000)	27,786,000	14,308,000	(619,000)	13,689,000	5,627,000	(150,000)	5,477,000	-	-	-
Total assets	344,871,000	(8,392,000)	336,479,000	166,456,000	(4,062,000)	162,394,000	79,571,000	(2,025,000)	77,546,000	8,309,000	(40,000)	8,269,000

Accumulated Deficit	(3,063,000)	(8,392,000)	(11,455,000)	(506,000)	(4,062,000)	(4,568,000)	(133,000)	(2,025,000)	(2,158,000)	(25,000)	(40,000)	(66,000)
Shareholders' equity	302,693,000	(8,392,000)	294,301,000	128,306,000	(4,062,000)	124,244,000	46,594,000	(2,025,000)	44,569,000	2,084,000	(40,000)	2,044,000
Total liabilities and shareholders' equity	344,871,000	(8,392,000)	336,479,000	166,456,000	(4,062,000)	162,394,000	79,571,000	(2,025,000)	77,546,000	8,309,000	(40,000)	8,269,000

	2012			2011			2010			2009
	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated

Consolidated Statements of Operations
General and administrative - related parties	$1,257,000	$4,330,000	$5,587,000	$737,000	$2,037,000	$2,774,000	$345,000	$1,985,000	$2,330,000	$-	$40,000	$40,000
Total noninterest expense	6,685,000	4,330,000	11,015,000	3,175,000	2,037,000	5,212,000	1,114,000	1,985,000	3,099,000	26,000	40,000	66,000
Net income/(loss)	18,226,000	(4,330,000)	13,896,000	7,880,000	(2,037,000)	5,843,000	2,226,000	(1,985,000)	241,000	(22,000)	(40,000)	(62,000)
Net income/(loss) per weighted average share outstanding	1.53	(0.36)	1.17	1.66	(0.43)	1.23	1.67	(1.49)	0.18	(1.63)	(3.03)	(4.66)

	2012			2011			2010			2009
	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated	As Previously Reported	Adjustment	As Restated
Consolidated Statements of Cash Flows
Cash flows provided by (used in) operating activities	$14,095,000	$(4,330,000)	$9,765,000	$6,562,000	$(2,037,000)	$4,525,000	$(802,000)	$(1,985,000)	$(2,787,000)	$(208,000)	$(40,000)	$(248,000)
Cash flows used in investing activities	(160,160,000)	4,330,000	(155,830,000)	(81,310,000)	2,037,000	(79,273,000)	(64,353,000)	1,985,000	(62,368,000)	(1,381,000)	40,000	(1,341,000)

Anticipated Presentation and Timing of the Restatement

Pursuant to our discussions with SEC staff, we intend to present the Restatement in two phases. The first phase will consist of the Restatement of our consolidated financial statements included in our Annual Reports on Form 10-K for the years ended December 31, 2009, 2010, 2011 and 2012 in our Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 10-K”) on or before April 15, 2014.

The second phase will consist of restating our previously issued quarterly financial statements in amendments to our previously filed Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 as soon as practicable following the filing of our 2013 10-K. We do not intend to file amendments to our previously filed Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 through September 30, 2012.

Assessment of Internal Control Over Financial Reporting and Disclosure Controls and Procedures

We are in the process of assessing the extent of any control deficiencies in our internal control over financial reporting during the Restatement Period. In connection with that assessment, it is possible we may identify one or more control deficiencies, including one or more material weaknesses. We expect to also reassess our conclusions with respect to our disclosure controls and procedures for the period impacted by the Restatement. We expect to disclose our conclusions with respect to these matters in our 2013 10-K.

The Audit Committee has discussed the matters described in this Current Report on Form 8-K with Whitley Penn LLP, the Company’s independent registered public accounting firm up to and including the fiscal year ended December 31, 2013.

Disclosures About Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, as well as our expectations regarding materiality or significance, the Restatement’s quantitative effects and presentation (and such effects may be materially different from that disclosed in this Current Report on Form 8-K), the effectiveness of our disclosure controls and procedures, material weaknesses in internal control over financial reporting and the timing for the filing of our SEC reports, to differ materially from those in the forward-looking statements. These factors include, among other things, the risk that additional information may arise from the preparation of our restated consolidated financial statements and that our internal control over financial reporting may be inadequate or have weaknesses of which we are not currently aware or which have not been detected. The Company does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. For a discussion of a variety of risk factors affecting our business and prospects, see “Item 1A — Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012 (the “2012 10-K”), as supplemented by the Quarterly Reports on Form 10-Q we have filed since the 2012 10-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Development Funding IV

By:	/s/ Hollis M. Greenlaw
	Name:	Hollis M. Greenlaw
	Title:	Chief Executive Officer

Date: April 4, 2014